UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03 Material Modification to Rights of Security Holders.

As reported in the Current Report on Form 8-K filed by Vistagen Therapeutics, Inc. (the “Company”) on October 28, 2022, at the Company’s 2022 Annual Meeting of Stockholders, first held on October 14, 2022 and reconvened on October 28, 2022, holders of a majority of the Company’s common stock approved of a reverse split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”) (the “Reverse Split”), the filing of an amendment to its Restated and Amended Articles of Incorporation, as amended (the “Charter”), to effect the Reverse Split and authorized the Company’s Board of Directors (the “Board”) to implement the Reverse Split at any time prior to October 14, 2023 and to set the reverse split ratio at up to 1-for-30.

On June 6, 2023 (the “Effective Time”), the Company filed an amendment to its Charter with the Nevada Secretary of State (the “Charter Amendment”) to effect a 1-for-30 Reverse Split unanimously approved by the Company’s Board of Directors. The Company expects that upon the opening of trading on June 7, 2023, the Company’s Common Stock will begin trading on a post-split basis under the CUSIP number 92840H 400. Following the Reverse Split, the number of shares of Common Stock the Company is authorized to issue will remain at 325,000,000 shares, and the number of shares of Preferred Stock the Company is authorized to issue will remain at 10,000,000 shares.

As a result of the Reverse Split, each thirty (30) shares of Common Stock outstanding immediately prior to the Effective Time will be consolidated into and automatically become one (1) share of Common Stock from and after the Effective Time. The Reverse Split will not change the par value per share of either the Company’s Common Stock or Preferred Stock. The Company will not issue fractional shares in connection with the Reverse Split. Instead, the Company will round fractional shares resulting from the Reverse Split up to the nearest whole share.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. The summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 6, 2023, the Company issued a press release announcing the Reverse Split. A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated and Amended Articles of Incorporation, as amended, of Vistagen Therapeutics, Inc., dated June 6, 2023
99.1	Press Release issued by Vistagen Therapeutics, Inc., dated June 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: June 6, 2023	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer